UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________________________
FORM 8-K
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23. 2012

Shiloh Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683

(State of Other	(Commission File No.)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

880 Steel Drive, Valley City, Ohio 44280
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(330) 558-2600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

SHILOH INDUSTRIES REPORTS THIRD QUARTER 2012 RESULTS

Item 9.01. Financial Statements and Exhibits

SHILOH INDUSTRIES REPORTS THIRD QUARTER 2012 RESULTS

(a) Financial Statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1    Press Release of Shiloh Industries, Inc. dated August 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2012	SHILOH INDUSTRIES, INC. By: /s/ Thomas M. Dugan Name:Thomas M. Dugan Title:Vice President of Finance and Treasurer

For Immediate Release                        CONTACT:
Thomas M. Dugan
Vice President of Finance and Treasurer
Shiloh Industries, Inc.
(330) 558-2600

SHILOH INDUSTRIES REPORTS THIRD QUARTER 2012 RESULTS

Valley City, OH, August 23, 2012 - Shiloh Industries, Inc. (Nasdaq: SHLO) today reported financial results for the third quarter of its fiscal year ending October 31, 2012.

Third Quarter 2012 Highlights:

•	Sales revenue for the quarter increased to $142.0 million, an increase of 10.8% from last year's third quarter sales revenue of $128.2 million.

•	Gross margin for the quarter improved over 31% to $12.2 million or 8.6% of sales revenue compared to gross margin of $9.3 million or 7.2% of sales revenue in the prior year's quarter.

•
Adjusted operating income (1) , before impairment and restructuring charges, improved over 53% and reached $5.3 million or 3.7% of sales revenue, up from the $3.4 million adjusted operating income (1) or 2.7% of sales revenue, before impairment and restructuring charges in the the prior year's quarter.

•
The Company recorded a impairment charge of $1.9 million or $0.08 per share diluted, net of taxes as a result of reducing the Mansfield Blanking facility to its estimated fair value in preparation for selling the facility.

•	Net income of $0.14 per share diluted for the quarter compared to net income of $0.10 per share diluted in the prior year quarter.

•	Total debt at July 31, 2012 was $27.4 million resulting in a net debt to total capitalization ratio of 19.9%.

Sales for the third quarter ended July 31, 2012 were $142.0 million, an increase of 10.8% from $128.2 million in the third quarter of fiscal year 2011. The North American car and light truck industry production volumes increased by 24.9% compared to the third quarter of 2011 led by an 80% recovery by the traditional Japanese manufacturers, as they rebounded from the March 2011 earthquake and tsunami. For the traditional domestic manufacturers', the Company's major customers, their production volumes increased by 7.7%. The Company's sales revenue surpassed the increase in the traditional domestic manufacturers' volume as a result of a favorable mix of vehicle platforms and the impact of new programs launched since the third quarter of the prior year. Sales were slightly impacted by a reduction in the heavy truck industry that the Company also serves compared to the prior year.
Before the charges for impairment and restructuring, the Company reported adjusted operating income (1) of $5.3 million or 3.7% of sales in the third quarter of fiscal year 2012 compared to adjusted operating income (1), before impairment and restructuring charges of $3.4 million or 2.7% of sales in the third quarter of fiscal year 2011. The improvement in operating performance reflects the increase in sales revenue resulting in a favorable impact to our operating leverage, quality and productivity improvements and our continued focus on improvements in our Manufacturing and Selling, General and Administrative costs.
Interest expense for the third quarter of the fiscal year was $0.4 million compared to $0.3 million in the prior year third quarter.
During the third quarter, the Company entered into negotiations to sell its Mansfield Blanking facility, which ceased operations in December 2011. As a result, the Company recorded an asset impairment charge of $1.9 million, or $0.08 per share diluted, net of taxes representing the reduction of the real and personal property to its estimated fair value.
The Company reported net income for the third quarter of fiscal year 2012 of $2.4 million or $0.14 per share diluted, after the impairment and restructuring charges, net of recoveries,

compared to the third quarter of 2011 net income of $1.7 million or $0.10 per share diluted. Excluding the impairment charges for the Mansfield Blanking facility, the Company earned $3.7 million in adjusted net income (1) or $0.22 per share diluted.

First Nine Months 2012 Results:
The Company's operating income improved over 64% to $16.8 million compared to an operating income of $10.2 million in the first nine months of fiscal year 2011. Net income for the first nine months of fiscal year 2012 improved over 75% to $9.9 million or $0.59 per share diluted as compared to $5.6 million or $0.33 per share diluted in the prior year. The improvement reflects the increase in sales volume of $63.2 million, or 16.9%, to $437.2 million for the first nine months of fiscal year 2012 from $374.0 million in the prior year along with the lower cost structure the Company's continues to maintain.
In commenting on the results of the third quarter of fiscal 2012, Theodore K. Zampetis, President and CEO, said “The fiscal year 2012 continues to evolve as we expected as the automotive build levels in North America continue to show improvement and are currently forecasted to be around 14.9 million units, a level not experienced since before our fiscal 2007. As the vehicle build levels return to pre-crisis levels, our improved operating leverage is reflected in our gross profit margin of 8.6% for the third quarter of fiscal 2012 compared to 7.2% in the third quarter of fiscal 2011, as a result of our continued focus on effective cost management and Six Sigma driven productivity and quality improvements.”
Mr. Zampetis concluded, “With the forecasted continued improvement in vehicle production levels in North America for our fourth quarter of 2012 and into fiscal 2013, our focus remains on our key strategic priorities of advanced technology developments in our new product and process innovations, sales and new business development, optimizing our strategic footprint and continued optimization of our manufacturing operations and overall operating excellence."

Headquartered in Valley City, Ohio, Shiloh Industries is a leading manufacturer of first operation blanks, engineered welded blanks, complex stampings and modular assemblies for the automotive and heavy truck industries. The Company has 14 wholly owned subsidiaries at locations in Ohio, Georgia, Michigan, Tennessee, Kentucky, and Mexico, and employs approximately 1,400.

Agreement to Sell the Mansfield Blanking facility:
The Company entered into an agreement on August 17, 2012 to sell the real property and building associated with the Mansfield Blanking facility for $1.4 million, with an anticipated fourth quarter closing date. If completes the sale of the Mansfield Blanking facility would generate $1.4 million in cash in the fourth quarter and will stop on-going operating costs associated with maintaining an idle building.

A conference call to discuss third quarter of fiscal year 2012 results will be held on Thursday, August 23, 2012, at 11:00 a.m. (ET). To listen to the conference call, dial (888) 428-9473 approximately five minutes prior to the start time and request the Shiloh Industries third quarter conference call.

(1) See attachments for non-GAAP reconciliations

This press release contains "non-GAAP financial measures" under the rules of the U.S. Securities and Exchange Commission, including adjusted operating income. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial statement schedules included in this press release. Management considers both GAAP and non-GAAP financial results in managing Shiloh's business.
Certain statements made by Shiloh Industries, Inc. in this release and other periodic oral and written statements, including filings with the Securities and Exchange Commission, regarding the Company's operating performance, events or developments that the Company believes or expects to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales, earnings expectations, cost savings, awarded sales, volume growth, earnings or general belief in the Company's expectations of future operating results are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are made on the basis of management's assumptions and expectations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that August cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include the ability of the Company to accomplish its strategic objectives with respect to implementing its sustainable business model; the ability to obtain future sales; changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities; costs related to legal and administrative matters; the Company's ability to realize cost savings expected to offset price concessions; inefficiencies related to production and product launches that are greater than anticipated; changes in technology and technological risks; increased fuel and utility costs; work stoppages and strikes at the Company's facilities and that of the Company's customers or suppliers; the Company's dependence on the automotive and heavy truck industries, which are highly cyclical; the dependence of the automotive industry on consumer spending, which is subject to the impact of domestic and international economic conditions, including increased energy costs affecting car and light truck production, and regulations and policies regarding international trade; financial and business downturns of the Company's customers or vendors, including any production cutbacks or bankruptcies; increases in the price of, or limitations on the availability of, steel, the Company's primary raw material, or decreases in the price of scrap steel; the successful launch and consumer acceptance of new vehicles for which the Company supplies parts; the occurrence of any event or condition that August be deemed a material adverse effect under the Credit Agreement or a decrease in customer demand which could cause a covenant default under the Credit Agreement; pension plan funding requirements; and other factors, uncertainties, challenges and risks detailed in the Company's other public filings with the Securities and Exchange Commission. Any or all of these risks and uncertainties could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements reflect management's analysis only as of the date of this release.
The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. In addition to the disclosures contained herein, readers should carefully review risks and uncertainties contained in other documents the Company files from time to time with the Securities and Exchange Commission.

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands)

	July 31, 2012	October 31, 2011
	(Unaudited)
ASSETS
Cash and cash equivalents	$123	$20
Accounts receivable, net of allowance for doubtful accounts of $581 and $568 at July 31, 2012 and October 31, 2011, respectively	71,525	76,632
Related-party accounts receivable	291	434
Income tax receivable	754	1,688
Inventories, net	44,657	33,976
Deferred income taxes	2,033	2,228
Prepaid expenses	2,046	1,725
Assets held for sale, net	1,400	—
Total current assets	122,829	116,703
Property, plant and equipment, net	114,641	121,467
Deferred income taxes	818	918
Other assets	1,301	1,586
Total assets	$239,589	$240,674
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current debt	$669	$428
Accounts payable	55,518	57,214
Other accrued expenses	25,677	23,733
Total current liabilities	81,864	81,375
Long-term debt	26,700	25,700
Long-term benefit liabilities	18,884	24,019
Other liabilities	2,056	1,928
Total liabilities	129,504	133,022
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 per share; 5,000,000 shares authorized; no shares issued and outstanding at July 31, 2012 and October 31, 2011, respectively	—	—
Common stock, par value $.01 per share; 25,000,000 shares authorized; 16,864,668 and 16,762,428 shares issued and outstanding at July 31, 2012 and October 31, 2011, respectively	169	168
Paid-in capital	64,905	63,950
Retained earnings	69,798	68,321
Accumulated other comprehensive loss: Pension related liability, net	(24,787)	(24,787)
Total stockholders’ equity	110,085	107,652
Total liabilities and stockholders’ equity	$239,589	$240,674

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended July 31,		Nine Months Ended July 31,
	2012	2011	2012	2011
Revenues	$142,021	$128,191	$437,223	$374,028
Cost of sales	129,861	118,942	398,945	346,837
Gross profit	12,160	9,249	38,278	27,191
Selling, general and administrative expenses	6,892	5,810	20,749	16,849
Asset impairment (recovery)	1,365	(88)	742	(230)
Restructuring charges (recovery)	(30)	352	(30)	352
Operating income	3,933	3,175	16,817	10,220
Interest expense	371	307	1,182	1,271
Interest income	—	3	—	3
Other income (expense), net	4	(3)	26	108
Income before income taxes	3,566	2,868	15,661	9,060
Provision for income taxes	1,150	1,177	5,762	3,414
Net income	$2,416	$1,691	$9,899	$5,646
Earnings per share:
Basic earnings per share	$0.14	$0.10	$0.59	$0.34
Basic weighted average number of common shares	16,856	16,753	16,821	16,702
Diluted earnings per share	$0.14	$0.10	$0.59	$0.33
Diluted weighted average number of common shares	16,927	16,863	16,903	16,858

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)
(Unaudited)

	Nine Months Ended July 31,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,899	$5,646
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,545	17,233
Recovery of impairment	742	(230)
Recovery of restructuring charge	(30)	—
Amortization of deferred financing costs	244	432
Deferred income taxes	295	741
Stock-based compensation expense	616	586
Gain on sale of assets	(98)	(17)
Changes in operating assets and liabilities:
Accounts receivable	5,250	4,889
Inventories	(10,681)	(20,209)
Prepaids and other assets	(190)	169
Payables and other liabilities	(5,038)	(1,167)
Accrued income taxes	934	(711)
Net cash provided by operating activities	16,488	7,362
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(10,849)	(14,798)
Proceeds from sale of assets	1,426	237
Net cash used in investing activities	(9,423)	(14,561)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of short-term borrowings	—	(270)
Payment of dividends	(8,422)	(2,004)
Decrease (increase) in overdraft balances	210	6,217
Proceeds from long-term borrowings	18,900	16,700
Repayments of long-term borrowings	(17,900)	(13,050)
Payment of deferred financing costs	(90)	(875)
Proceeds from exercise of stock options	340	532
Net cash provided by (used) in financing activities	(6,962)	7,250
Net increase in cash and cash equivalents	103	51
Cash and cash equivalents at beginning of period	20	34
Cash and cash equivalents at end of period	$123	$85
Supplemental Cash Flow Information:
Cash paid for interest	$916	$912
Cash paid for income taxes	$4,399	$3,200

SHILOH INDUSTRIES, INC.
GAAP RESULTS RECONCILED TO NON-GAAP RESULTS
(Dollar amounts in thousands)
(Unaudited)

	Three Months Ended July 31,		Nine Months Ended July 31,
	2012	2011	2012	2011
Operating income	$3,933	$3,175	$16,817	$10,220
Impairment and restructuring charges, net	1,335	264	712	122
Adjusted Operating Income	$5,268	$3,439	$17,529	$10,342

	Three Months Ended July 31,		Nine Months Ended July 31,
	2012	2011	2012	2011
Net income	$2,416	$1,691	$9,899	$5,646
Mansfield Blanking impairment charge, net of tax effect	1,249	—	1,249	—
Adjusted net income	$3,665	$1,691	$11,148	$5,646

Adjusted diluted earnings per share	$0.22	$0.10	$0.66	$0.33
Diluted weighted average number of common shares	16,927	16,863	16,903	16,858